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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                    Current Report Pursuant to Section 13 or
                       15(d) of The Securities Act of 1934



                Date of Report (Date of earliest event reported):
                               AUGUST 28, 2001 ()



                               INTELLIREADY, INC.
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             (Exact name of registrant as specified in its charter)


    Colorado                        0-22349                     84-1502078
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 (State or other                  (Commission                (I.R.S. Employer
  jurisdiction                    File Number)              Identification No.)
of incorporation)




                      1390 SOUTH POTOMAC STREET, SUITE 136
                             Aurora, Colorado 80012
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               (Address of principal executive offices)(Zip Code)


Registrant's telephone number, including area code: (303) 755-2400


                                 Not Applicable
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         (Former name or former address, if changed since last report.)


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Item 2.  Acquisitions.

On August 13, 2001, the Company acquired 100% of the outstanding stock of both JEB Electric, Inc. and JEB Heating and Cooling, Inc. Under the acquisition agreement, the Company issued to the sellers a non-interest bearing promissory note of $107,000 due December 20, 2001 and 250,000 stock options exercisable at $2.00 a share with vesting over a three-year period. Upon obtaining certain working capital requirements, additional notes of up to $93,000 may be issued to the sellers. The acquired companies had debt of $466,000 and 32 employees.



Item 6. Director Resignation.

Supplemental to the disclosures made in the Form 10Q for period ending June 30, 2001 and dated August 20, 2001, Mr. Scott Campbell submitted his resignation from the Board of Directors effective August 7, 2001.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             INTELLIREADY, INC.


                                             BY /s/ Gary Tucker
Date: August 28, 2001                          ---------------------------------
                                                    General Counsel